Exhibit 99.2

REVOLUTIONIZING ACCESS TO CHIROPRACTIC CARE THE JOINT CORP. | NASDAQ: JYNT | thejoint.com PRELIMINARY Q1 2019 FINANCIAL RESULTS AS OF MARCH 31, 2019 REPORTED MAY 9, 2019 © 2019 The Joint Corp. All Rights Reserved.

Safe Harbor Statements

Certain statements contained in this presentation are "forward-looking statements." We have tried to identify these forward-looking statements by using words such as "may," "might," " will," "expect," "anticipate," "'believe," "could," " intend," "plan," "estimate," "should," "if," "project," and similar expressions. All statements other than statements of historical facts contained in this presentation, including statements regarding our growth strategies, our vision, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth and potential are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from our expectations and projections. Some of these risks, uncertainties and other factors are set forth in this presentation and in other documents we file with the United States Securities and Exchange Commission (the "SEC"). Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements. Projections and other forward-looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with U.S. Generally Accepted Accounting Principals ("GAAP") or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All subsequent written and oral forward-looking statements attributable us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed above.

Accounting Adjustments Related to the Consolidation of the Operations of the PCs and Filing of Form 12b-25
In those states which require a licensed Doctor of Chiropractic to own the entity that offers chiropractic services, the Company enters into a management agreement with a professional corporation (PC) licensed in that state to provide chiropractic services. To increase transparency into operating results and to align with accounting rules, the Company will now consolidate the full operations of the PC. This will result in increases to our revenue and G&A expenses by an identical amount and would have no impact on our bottom line except in instances when the PC has sold treatment packages and wellness plans. Revenue from these packages and plans will now be deferred and will be recognized when patients use their visits. The Company has previously consolidated its clinic operations in Non-PC states such as Arizona and New Mexico, and the deferred revenue around packages and plans in those states was already reflected in its financial statements. Therefore, these adjustments are isolated to the managed clinics in PC states. These adjustments will have no impact on cash flow. Based on our preliminary analysis, the recording of all accumulated deferred revenue in one adjustment would represent a material change to the current period financial statements. As such, the Company will revise the historical financial statements so the reader has a preliminary understanding that the comparative periods as reflected in the preliminary financial statements and in the below commentary reflect adjusted figures.

Business Structure
The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

THE JOINT chiropractic

2 ©2019 | NASDAQ: JYNT | thejoint.com

3 © 2019 | NASDAQ: JYNT | thejoint.com Achi 2019 Growth Strategy: Continued Momentum ▪ Increasing franchise sales ▪ Leveraging RD strategy ▪ Accelerating corporate portfolio expansion in clustered locations • Build greenfield clinics • Acquire franchised clinics opportunistically Building nationwide brand to deliver shareholder value 16 Q1 2018 30 Q1 2019 0 Q1 2018 2 Q1 2019 7 Q1 2018 14 Q1 2019 0 Q1 2018 1 Q1 2019 Franchise Licenses Sold Total Clinics Opened, including: • Opened Greenfield Clinics • Acquired Franchise Clinics

4 © 2019 | NASDAQ: JYNT | thejoint.com Achi Continued Strong Improvements Second Quarter of Positive Net Income Preliminary 1 Q1 2019 vs Q1 2018 System - wide gross sales 32% System - wide comp sales >13 months 2 25% System - wide comp sales >48 months 2 18% Revenue 24% Net Income $1.0M, up $1.0M Adjusted EBITDA 3 $1.5M, up $1.0M Unrestricted cash $ 8.1M at Mar. 31, 2019, compared to $8.7M at Dec. 31, 2018 1 Financial statements for comparative periods have been adjusted to reflect the consolidation of company managed clinics owned by professional corporations. 2 Comparable Sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinic s t hat have closed. 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 4 © 2019 | NASDAQ: JYNT | thejoint.com SYSTEM - WIDE GROSS SALES ($ in M) $22.0 $23.8 $25.6 $27.2 $28.1 $30.5 $32.2 $36.1 $37.0 $39.4 $42.2 $46.5 $48.9 Q1- 16 Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19

5 © 2019 | NASDAQ: JYNT | thejoint.com Achi • 454 clinics at Mar. 31, 2019, up from 442 at Dec. 31, 2018 • 404 franchises including 12 openings less 1 corporate buyback and 1 closure in Q1 2019 • 50 corporate - owned/managed clinics, including 2 greenfields and 1 corporate buyback less 1 consolidation in Q1 2019 • Continue to experience unusually low closure clinic rates of less than 1% 83% CAGR (8 year) Fueling Momentum, 14 Total Clinic Openings 5 © 2019 | NASDAQ: JYNT | thejoint.com 312 370 399 246 12 26 82 175 242 265 309 352 394 404 4 47 61 47 48 50 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1-19 TOTAL CLINICS OPEN Franchise Company Owned/Managed 442 454 $8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $48.9 2012 2013 2014 2015 2016 2017 2018 Q1-19 SYSTEM - WIDE GROSS SALES ($ in M)

6 © 2019 | NASDAQ: JYNT | thejoint.com Achi Reducing Clinic Time to Breakeven • Clinics opened in 2019 at least as strong as 2018 • Reduced average time to estimated breakeven: 2018 clinics 6 months; 2017 ~ 9 months in 2017; 18 to 24 months historically * Based on average historical gross sales growth rates from January 2013 through March 2019. 6 © 2019 | NASDAQ: JYNT | thejoint.com

7 © 2019 | NASDAQ: JYNT | thejoint.com Franchise sales through June 2018 were 34, compared to 37 for all of 2017 8 18 21 21 Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Mar. 31, 2019 • 21 RDs sold 100% of licenses in Q1 2019, compared to 89% in 2018 and 49% in 2017 • Franchise license sales: 2019: 30 in Q1 + 30 in April = 60 by April 30, 2019 versus 2018: 16 in Q1 + 11 in April = 27 by April 30, 2018 RDs Accelerate Franchise License Sales NUMBER OF REGIONAL DEVELOPERS 7 © 2019 | NASDAQ: JYNT | thejoint.com GROSS CUMULATIVE FRANCHISE LICENSES SOLD 1 22 37 99 30 Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Mar. 31, 2019 FRANCHISE LICENSES SOLD ANNUALLY 340 439 515 557 579 616 715 745 2012 2013 2014 2015 2016 2017 2018 Q1-19 1 Of the 745 franchise licenses sold at March 31, 2019, 172 have not been developed 454 are currently operating and the balan ce represents terminated/closed licenses.

8 © 2019 | NASDAQ: JYNT | thejoint.com Building a Robust Health & Wellness Brand ▪ Evangelizing clear, consistent and recognizable marketplace identity using new brand architecture ▪ Employing robust SEO practice and digital marketing tactics ▪ Increased investment in awareness advertising ▪ Growing/strengthening co - ops and its local strategies ▪ Holding franchisees accountable for spending their local ad dollars

9 © 2019 | NASDAQ: JYNT | thejoint.com Achi Implementing AXIS, New IT Platform ▪ Licensed SugarCRM ▪ Completed discovery phase ▪ Nearly completed design and development phase ▪ Entered testing and training phase ▪ Continue to be on track to complete rollout by end of 2019 Key Customers 9 © 2019 | NASDAQ: JYNT | thejoint.com

10 © 2019 | NASDAQ: JYNT | thejoint.com Q1 2019 Strong Sales Performance ▪ System - wide gross sales up 32% to $49.8, from $37.0M in Q1 2018 ▪ System - wide comp sales 1 for clinics >13 months in operation 1 increased 25% ▪ System - wide comp sales 1 for clinics >48 months in operation increased 18% Q4 1 Comparable Sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinic s t hat have closed. 2019 Q1

11 © 2019 | NASDAQ: JYNT | thejoint.com Achi $ in M 1 Q1 2019 Q1 2018 IMPROVEMENT Revenue Corporate clinics Franchise fees $10.7 5.6 5.0 $8.6 4.8 3.8 $2.0 0.8 1.2 24% 17% 31% Cost of revenue 1.2 1.0 (0.2) (24%) Sales and marketing 1.5 1.1 0.4 (37%) Depreciation 0.4 0.4 0.0 G&A 6.6 6.3 (0.3) (5%) Net Income / (Loss) 1.0 (0.0) 1.0 Adj. EBITDA 2 1.5 0.5 1.0 190% Preliminary Q1 2019 Financial Summary 11 © 2019 | NASDAQ: JYNT | thejoint.com 1 Financial statements for comparative periods have been adjusted to reflect the consolidation of company managed clinics owned by professional corporations. Due to rounding may numbers many not sum. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix.

12 © 2019 | NASDAQ: JYNT | thejoint.com Unit Economics • Approximate investment of $276K • $150K initial build - out cost • Franchisee pays 7% royalty on gross sales • Franchisee pays $450/month in software fees • Assumes breakeven at $25K monthly gross sales • Franchisee pays $39.9K per license, prior to year 1 sales • Improving estimated cash - on - cash return from 5+years to approximately 3.5 years 1 Based on average historical gross sales growth rates from January 2013 through March 2019. | 2 Breakeven varies on a clinic by clinic basis based on actual gross sales and operating expenses. This represents operating margin excluding income taxes and depreciation. SYSTEM AND COHORT SALES AND POTENTIAL FRANCHISEE UNIT CONTRIBUTION (5 yr. avg., $ in 000s) $168 $305 $372 $417 $452 $198 $355 $217 $(125) $2 $54 $80 $98 $(99) $41 $(83) Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Historical System Avg. Gross Sales 2017 Cohort Gross Sales 2018 Cohort Gross Sales Operating Margin Franchisee 2017 Cohort Operating Margin 2018 Cohort Operating Margin

13 © 2019 | NASDAQ: JYNT | thejoint.com $ in M 2018 ACTUAL 1 LOW HIGH Revenues $36.7 26% 32% Adjusted EBITDA 2 $2.9 67% 100% New Franchise Openings 47 70 80 Additional Company - owned/Managed Clinics 3 1 8 12 Reiterating 2019 Guidance 1 Financial statements for comparative periods have been adjusted to reflect the consolidation of company managed clinics owned by professional corporations. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. | 3 Through a combination of both greenfields and buybacks.

14 © 2019 | NASDAQ: JYNT | thejoint.com Opportunity in Highly Fragmented Market Those who have visited a chiropractor for musculoskeletal pain and associated conditions are 49% 3 less likely to be issued or receive an opioid prescription $90B 1 spent on back pain $15B 2 spent on chiropractic care 1 Bureau of Labor Statistics, U.S. Department of Labor, Occupational Outlook Handbook, 2016 - 17 Edition | 2 IBIS World Chiropractors Market Research Report; February 2019 | 3 Yale School of Medicine at Yale University in Connecticut.

15 © 2019 | NASDAQ: JYNT | thejoint.com 2019 Growth Strategy: Continued Momentum ▪ Increasing franchise sales ▪ Leveraging RD strategy ▪ Accelerating corporate portfolio expansion in clustered locations • Build greenfield clinics • Acquire franchised clinics opportunistically Building nationwide brand to deliver shareholder value SYSTEM - WIDE GROSS SALES ($ in M) $22.0 $23.8 $25.6 $27.2 $28.1 $30.5 $32.2 $36.1 $37.0 $39.4 $42.2 $46.5 $48.9 Q1- 16 Q2- 16 Q3- 16 Q4- 16 Q1- 17 Q2- 17 Q3- 17 Q4- 17 Q1- 18 Q2- 18 Q3- 18 Q4- 18 Q1- 19

Non - GAAP Measure Definition This presentation includes a presentation of EBITDA and Adjusted EBITDA, which are non - GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income (loss) before net interest, taxes, depreciation and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase gain, loss on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements filed with the SEC. 16 © 2019 | NASDAQ: JYNT | thejoint.com

17 © 2019 | NASDAQ: JYNT | thejoint.com Preliminary Q1 2019 Segment Results 2019 Q1 Corporate Clinics Franchise Operations Unallocated Corporate The Joint Consolidated Total Revenues 5,639$ 5,040$ 0$ 10,679$ Total Operating Costs (4,694) (2,651) (2,286) (9,631) Operating Income (Loss) 945 2,389 (2,286) 1,049 Other Income (Expense), net (83) 7 (21) (98) Loss Before Income Tax Expense 862 2,396 (2,307) 951 Total Income Taxes - - (1) (1) Net Income (Loss) 862 2,396 (2,306) 953 Net Interest (3) (7) 21 12 Income Taxes - - (1) (1) Total Depreciation and Amortization Expense 313 0 53 366 EBITDA 1,172 2,390 (2,233) 1,329 Stock Based Compensation Exp - - 172 172 Bargain Purchase Gain (19) - - (19) Loss on Disposition/Impairment - - - - Acquisition Expenses (0) - - (0) Adjusted EBITDA 1,153 2,390 (2,061) 1,481

Preliminary GAAP – Non-GAAP Reconciliation[1]

	Q1-17	Q2-17	Q3-17	Q4-17	FY17	Q1-18	Q2-18	Q3-18	Q4-18	FY18	Q1-19
Total Revenue	6,786	6,948	7,512	7,831	29,077	8,647	8,805	9,242	9,968	36,662	10,679
Total Cost of Revenue	694	766	839	925	3,224	972	1,052	1,085	1,202	4,310	1,206
Gross Profit	**$ 6,093**	**$ 6,182**	**$ 6,672**	**$ 6,906**	**$ 25,853**	**$ 7,675**	**$ 7,753**	**$ 8,157**	**$ 8,767**	**$32,351**	**$ 9,473**
Sales & Marketing	959	1,058	1,173	1,284	4,474	1,102	1,294	1,195	1,229	4,820	1,506
Depreciation/Amortization Expense	578	503	469	467	2,017	387	405	389	375	1,556	366
Other Operating Expenses	6,199	5,707	5,593	5,582	23,081	6,269	6,118	6,820	6,625	25,832	6,553
Total Other Income (Expense)	(19)	(24)	10	(31)	(64)	(11)	19	(11)	(31)	(35)	(98)
Total Income Taxes	41	3	36	(43)	36	(63)	6	(50)	70	(38)	(1)
Net Income (Loss)	**$ (1,703)**	**$ (1,113)**	**$ (588)**	**$ (415)**	**$ (3,820)**	**$ (32)**	**$ (51)**	**$ (208)**	**$ 437**	**$ 147**	**$ 953**
Net Interest	24	24	20	11	79	11	11	11	14	47	12
Income Taxes	41	3	36	(43)	36	(63)	6	(50)	70	(38)	(1)
Depreciation and Amortization Expense	578	503	469	467	2,017	387	405	389	375	1,556	366
EBITDA	**$ (1,061)**	**$ (583)**	**$ (63)**	**$ 20**	**$ (1,687)**	**$ 303**	**$ 371**	**$ 142**	**$ 895**	**$ 1,712**	**$ 1,329**
Stock Based Compensation	95	132	185	182	594	208	139	123	159	628	172
Bargain Purchase Gain	-	-	-	-	-	-	(30)	-	17	(13)	(19)
Loss on Disposition/Impairment	418	-	-	-	418	-	251	343	-	594	-
Acquisition Expenses	13	0	-	-	13	-	3	1	-	4	(0)
Adjusted EBITDA	**$ (535)**	**$ (451)**	**$ 122**	**$ 202**	**$ (662)**	**$ 511**	**$ 734**	**$ 609**	**$ 1,072**	**$ 2,925**	**$ 1,481**

[1] Financial statements for comparative periods have been adjusted to reflect the consolidation of company managed clinics owned by professional corporations.

THE JOINT chiropractic

18 ©2019 | NASDAQ: JYNT | thejoint.com

19 © 2019 | NASDAQ: JYNT | thejoint.com Peter D. Holt, President and CEO peter.holt@thejoint.com Jake Singleton, CFO jake.singleton@thejoint.com Kirsten Chapman, LHA Investor Relations thejoint@lhai.com The Joint Corp. Contact Information https://www.facebook.com/thejointchiro @ thejointchiro https://twitter.com/thejointchiro @ thejointchiro https://www.youtube.com/thejointcorp @ thejointcorp The Joint Corp. | 16767 N. Perimeter Dr., Suite 240 | Scottsdale, AZ 85260 | (480) 245 - 5960